SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 8 – Other Events

Item 8.01 Other Events

On February 4, 2019, the District Court for Dallas County, Texas (the “Court”) entered a Default Judgment against Lily Li and LSW Holdings, LLC in the case entitled Rocky Mountain High Brands, Inc. f/k/a/ Republic of Texas Brands, Inc. v. Joe Radcliffe, et al; Case Number DC-18-13491. This case is a continuation of our litigation originally filed against our former Chairman, Jerry Grisaffi (“Grisaffi”), and various other defendants. As previously disclosed, our District Court litigation against Grisaffi resulted in a monetary judgment against Grisaffi in the amount of $3.5 million, and a declaratory judgment that, among other things: (i) voided the issuance of 1,000,000 shares of Series A Preferred Stock issued to Grisaffi; (ii) voided his employment agreement dated April 1, 2013 as being rejected and unenforceable when the Bankruptcy Court signed the Order Confirming Debtor’s Amended Plan Of Reorganization; (iii) voided the issuance of various promissory notes and shares of common stock; and (iv) held that Grisaffi take nothing as to claims he asserted against Rocky Mountain High Brands. Following the entry of judgment against Grisaffi, the Court severed the litigation against defendants Joe Radcliffe, LSW Holdings, LLC, Lily Li, Epic Group One, LLC, Kenneth Radcliffe, Dennis Radcliffe, Phil Uhrik, Michael Radcliffe, Frank Izzo, Morgan Albright, John Garrison, BB Winks, LLC, Crackerjack Classic, LLC, and Universal Consulting, LLC. The claims against Phil Uhrik, Michael Radcliffe, Frank Izzo, Morgan Albright, John Garrison and BB Winks, LLC have been settled and dismissed. The litigation against the remaining defendants has continued under Case Number DC-18-13491.

Previously, on October 26, 2018, the Court granted our Motion For Summary Judgment and issued a Summary Judgment Order against LSW Holdings, LLC, holding that the 1,000,000 Series A Preferred shares in Rocky Mountain High Brands, Inc. issued to Jerry Grisaffi and later sold by him to LSW Holdings, LLC were void ab initio, and any potential rights thereunder were terminated as of July 11, 2014, when the Bankruptcy Court signed the Order Confirming Debtor’s Amended Plan Of Reorganization. Also on October 26, 2018, the Court granted a take nothing judgment against LSW on counterclaim Counts 1, 2 and 3. Later, on November 26, 2018, the Court entered an Order of Sanctions against Lily Li and LSW Holdings, LLC. In the Order of Sanctions, and in response to Li and LSW Holding’s repeated refusals to make proper discovery in the case, the Court struck the pleadings of these parties and ruled that Rocky Mountain High Brands was entitled to take a default judgment against them.

On February 4, 2019, the Court entered its Default Judgment against Li and LSW Holdings. In the Default Judgment, the Court ruled as follows:

1.                  The Employment Agreement with Grisaffi dated April 1, 2013 was void ab initio and unenforceable, and that all stock or other instruments issued on the basis or authority of that Employment Agreement were also void ab initio and of no force and effect;

2.                  The Series A Preferred shares in Rocky Mountain High Brands issued to Grisaffi and later sold by Grisaffi to LSW Holdings were void ab initio and any potential rights or remedies thereunder were terminated on July 11, 2014 pursuant to the Order Confirming Debtor’s Amended Plan of Reorganization;

3.                  Grisaffi’s issuance and transfer to himself of the 1,000,000 Series A Preferred Shares, and his subsequent transfer of those shares to LSW Holdings, were fraudulent transfers and are voided and set aside;

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4.                  Grissafi breached his fiduciary duties to Rocky Mountain High Brands by, among other things: (i), purporting to sell the Series A Preferred Shares to LSW Holdings, (ii) causing the issuance of 11,000,000 shares of common stock to Epic Group One, LLC, and 10,000,000 shares of common stock to Lily Li for no consideration, and (iii) causing the issuance of 113,688,625 shares to the Radcliffe Group at deeply discounted prices;

5.                  LSW Holdings and Li knowingly participated in Grisaffi’s breaches of fiduciary duty and are therefore jointly and severally liable for all damages and equitable relief arising from such breaches;

6.                  The issuance of 10,000,000 shares of common stock to Li was not authorized by the Board of Directors and was both void ab initio and a fraudulent conveyance;

7.                  Rocky Mountain High Brands is entitled to recover all damages proximately resulting from the improper issuance of the 10,000,000 shares of common stock to Lily Li;

8.                  Lily Li did not perform and materially breached her agreement to raise money for Rocky Mountain High Brands;

9.                  The 10,000,000 shares of purported common stock issued to Lily Li belongs to Rocky Mountain High Brands and Lily Li has no further rights or remedies arising out of or related to the 10,000,000 shares;

10.                  By virtue of their actions described above, Li and LSW Holdings have taken advantage of Rocky Mountain High Brands and have unjustly enriched themselves at Rocky Mountain High Brands’ expense, and Rocky Mountain High Brands is entitled to full restitution of all its losses and damages;

11.                  LSW Holdings and Li engaged in a civil conspiracy with Grisaffi to commit the wrongs against Rocky Mountain High Brands described above, and Rocky Mountain High Brands is entitled to recover from them actual, consequential, and special damages resulting from such wrongs, including their knowing participation in Grisaffi’s breaches of fiduciary duty, breaches of contract, receipt of fraudulent conveyances, and unjust enrichments.

12.                  The torts against Rocky Mountain High Brands committed by LSW Holdings and Li were aggravated by fraud and malice, and Rocky Mountain High Brands is therefore entitled to exemplary damages.

13.              LSW Holdings and Li shall take nothing by their counterclaims; and

14.              Rocky Mountain High Brands is entitled to court costs and reasonable attorney’s fees from LSW Holdings and Li.

The amount of damages to be awarded to Rocky Mountain High Brands and against LSW Holdings and Li will be determined in a trial currently scheduled for June 3, 2019. We are continuing to pursue our claims against the other defendants in the case.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: February 7, 2019

By: /s/ Michael R. Welch

Michael R. Welch

President and Chief Executive Officer

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